UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2006
PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)
314-633-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Non-qualified Stock Option Agreement
2005 Long Term Incentive Program, as amended
Form of Non-qualified Stock Option Agreement
Form of Restricted Stock Agreement

Item 1.01. Entry into a Material Definitive Agreement
2006 Stock Incentive Plan
     On May 25, 2006, Panera Bread Company (the “Company”) held its 2006 Annual Meeting of Stockholders, where the Company’s stockholders approved the Company’s 2006 Stock Incentive Plan (the “2006 Plan”). The 2006 Plan had been approved by the Company’s Board of Directors on March 9, 2006, subject to stockholder approval, and provides for the grant of up to 1,500,000 shares of the Company’s Class A Common Stock (subject to adjustment in the event of stock splits or other similar events) as incentive stock options, non-statutory stock options, restricted stock, restricted stock units and other stock-based awards. As a result of stockholder approval of the 2006 Plan, effective as of May 25, 2006 the Company will grant no further stock options, restricted stock or other awards under the Company’s 2001 Employee, Director and Consultant Stock Option Plan or the Company’s 1992 Equity Incentive Plan.
     The full text of the 2006 Plan was filed with the Securities and Exchange Commission on April 13, 2006 as Exhibit A to the Company’s Definitive Proxy Statement for its 2006 Annual Meeting of Stockholders and is incorporated herein by reference. Additionally, the form of the non-qualified stock option agreement under the 2006 Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
     Some key features of the 2006 Plan are summarized below. The following summary is qualified in its entirety by, and should be read in conjunction with, the 2006 Plan.
Corporate Governance
     The 2006 Plan reflects the Company’s commitment to strong corporate governance practices, including:
•	No Evergreen Features. The maximum number of shares that the Company can issue under the 2006 Plan is fixed and cannot be increased without stockholder approval.

•	Fixed Expiration Date. The 2006 Plan will expire on March 9, 2016. The Company cannot extend the term of the plan beyond that date without stockholder approval.

•	No Repricing or Reload Rights. The 2006 Plan prohibits the Company from repricing outstanding stock options or substituting lower-priced stock options for outstanding higher-priced options without stockholder approval. Additionally, the 2006 Plan prohibits the Company from granting any options that contain so-called reload rights, which are provisions entitling the option recipient to the automatic grant of additional options in connection with the exercise of the original option.

•	Administration by Compensation and Stock Option Committee. The Company’s Board of Directors has delegated the administration of the 2006 Plan to the Board’s Compensation and Stock Option Committee, including the authority to grant awards, establish administrative guidelines under the plan and interpret the plan. The Company’s Compensation and Stock Option Committee consists solely of independent, non-employee directors, and the Committee is authorized to engage independent compensation consultants to advise it on compensation matters.

Types of Awards
     The 2006 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-statutory stock options, restricted stock, restricted stock units and other stock-based awards as described below (collectively, “Awards”).
     Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Class A Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options may be granted at an exercise price which may not be less than the fair market value of the Class A Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Class A Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company’s stock). Options may not be granted for a term in excess of ten years. The 2006 Plan permits the following forms of payment of the exercise price of options: (1) payment by cash, check or in connection with a “cashless exercise” through a broker, (2) subject to certain conditions, surrender to the Company of shares of Class A Common Stock, (3) subject to certain conditions, delivery to the Company of a promissory note, (4) any other lawful means, or (5) any combination of these forms of payment.
     Restricted Stock Awards. Restricted Stock Awards entitle recipients to acquire shares of Class A Common Stock, subject to the Company’s right to repurchase or cause the recipient to forfeit all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. At the time of grant, the Company’s Compensation and Stock Option Committee determines the terms of each Restricted Stock Award, including the conditions that must be met in order to avoid repurchase or forfeiture and the vesting schedule, if any. However, the 2006 Plan provides that substantially all Restricted Stock Awards that vest based on the passage of time alone may not vest at a rate quicker than one-third of the Award per year and substantially all Restricted Stock Awards that vest based on the passage of time and provide for accelerated vesting based on performance shall not vest prior to the first anniversary of the Award.
     Other Stock-Based Awards. Under the 2006 Plan, the Compensation and Stock Option Committee has the right to grant other Awards based upon the Class A Common Stock having such terms and conditions as the Compensation and Stock Option Committee may determine, including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of Class A Common Stock, and the grant of Awards entitling recipients to receive shares of Class A Common Stock to be delivered in the future.
Transferability of Awards
     Except as the Compensation and Stock Option Committee may otherwise determine or provide in an Award, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the person to whom an Award is granted, Awards are exercisable only by such person.
Eligibility to Receive Awards
     Employees, officers, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 2006 Plan. The Company’s former directors are also eligible to be granted Awards under the 2006 Plan with respect to Awards granted in connection with services rendered while they were a director of the Company. The provision allowing the Company’s former directors to be eligible to receive Awards under the 2006 Plan will be used in connection with the Company’s director compensation program, in which directors are granted Awards on the first business day of a fiscal year for services rendered during the prior fiscal year. Individuals to whom Awards are granted are referred to as participants.
     The maximum number of shares with respect to which Awards may be granted to any participant under the 2006 Plan may not exceed 1,000,000 shares per calendar year. The maximum number of shares with respect to which awards other than options may be granted is 1,200,000.
Administration
     The 2006 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2006 Plan and to interpret the provisions of the 2006 Plan. Pursuant to the terms of the 2006 Plan, the Board of Directors has delegated authority under the 2006 Plan to the Compensation and Stock Option Committee of the Board of Directors.
     Subject to any applicable limitations contained in the 2006 Plan, the Compensation and Stock Option Committee selects the recipients of Awards and determines (1) the number of shares of Class A Common Stock covered by options and the dates upon which such options become exercisable, (2) the exercise price of options (which may not be less than 100% of fair market value of the Class A Common Stock), (3) the duration of options (which may not exceed 10 years), and (4) the number of shares of Class A Common Stock subject to any restricted stock award, restricted stock unit award or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.
     The Board of Directors is required to make appropriate adjustments in connection with the 2006 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2006 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (1) any merger or consolidation of the Company with or into another entity as a result of which all of the Company’s common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled or (2) any exchange of all of the Company’s common stock for cash, securities or other property pursuant to a share exchange transaction or (3) any liquidation or dissolution of the Company. In connection with a Reorganization Event, the Board of Directors or the Compensation and Stock Option Committee will take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board or the Committee determines: (a) provide that Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (b) upon written notice, provide that all unexercised options or other unexercised Awards will become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice, (c) provide that outstanding Awards will become realizable or deliverable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon such Reorganization Event, (d) in the event of a Reorganization Event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to an Award holder equal to (1) the Acquisition Price times the number of shares of Class A Common Stock subject to the holder’s Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (2) the aggregate exercise price of all the holder’s outstanding Awards, in exchange for the termination of such Awards, (e) provide that, in connection with the Company’s liquidation or dissolution, Awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (f) any combination of the foregoing.
     Except as described above, the Board of Directors or the Compensation and Stock Option Committee may at any time provide that any Award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
     If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Class A Common Stock covered by such Award will again be available for grant under the 2006 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code. In addition, shares of Class A Common Stock tendered by a participant upon the exercise of an award in a “cashless” exercise or to satisfy tax withholding obligations will not be added back to the number of shares available for the future grant of Awards under the 2006 Plan.
Substitute Options
     In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of another entity, the Board may grant options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on options contained in the 2006 Plan. Substitute options will not count against the 2006 Plan’s overall share limit, except as may be required by the Code.
Provisions for Foreign Participants
     The Board of Directors or the Compensation and Stock Option Committee may modify Awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2006 Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination
     No Award may be made under the 2006 Plan after March 9, 2016, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2006 Plan. However, no amendment requiring stockholder approval under any applicable legal or regulatory requirement, or under the rules of the Nasdaq National Market, will become effective until such stockholder approval is obtained. No Award will be made that is conditioned upon stockholder approval of any amendment to the 2006 Plan.
Amendment to 2005 Long Term Incentive Program
     On May 25, 2006, an amendment to the Company’s 2005 Long Term Incentive Program (the “2005 LTIP”) became effective upon stockholder approval of the Company’s 2006 Plan. The amendment (1) provides that the 2005 LTIP is a sub-plan under the 2006 Plan, (2) eliminates all references in the 2005 LTIP to the Company’s 1992 Equity Incentive Plan and the Company’s 2001 Employee, Director and Consultant Stock Option Plan and (3) replaces such references with references to the 2006 Plan.
     The Company’s 2005 LTIP, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference. Additionally, the forms of the non-qualified stock option agreement and the restricted stock agreement under the 2005 LTIP, as amended, are attached to this Current Report on Form 8-K as Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.
Director Compensation
     On May 25, 2006, following stockholder approval of the 2006 Plan, the Company’s Board of Directors approved the grant of 467 shares of Class A Common Stock to each of the Company’s non-employee directors as part of their equity compensation for service during the 2005 fiscal year.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date: May 25, 2006	By: Name:	/s/ Jeffrey W. Kip Jeffrey W. Kip
	Title:	Senior Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Form of Non-qualified Stock Option Agreement under the 2006 Stock Incentive Plan
10.2	2005 Long Term Incentive Program, as amended
10.3	Form of Non-qualified Stock Option Agreement under 2005 Long Term Incentive Program, as amended
10.4	Form of Restricted Stock Agreement under 2005 Long Term Incentive Program, as amended